July 27, 2022

BNY MELLON ADVANTAGE FUNDS, INC.

-BNY Mellon Sustainable Balanced Fund

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information

The Board of Directors of BNY Mellon Advantage Funds, Inc. (the "Company") has approved the liquidation of BNY Mellon Sustainable Balanced Fund (the "Fund"), a series of the Company, effective on or about November 15, 2022 (the "Liquidation Date"). Before the Liquidation Date, and at the discretion of Fund management, the Fund's portfolio securities will be sold and the Fund may cease to pursue its investment objective and policies. The liquidation of the Fund may result in one or more taxable events for shareholders subject to federal income tax.

Accordingly, effective on or about August 31, 2022 (the "Closing Date"), the Fund will be closed to any investments for new accounts, except that new accounts may be established by participants in retirement savings plan programs, 529 plans and ABLE Plans sponsored and/or administered by government or government-related entities, provided the Fund is established as an investment option under the plans or programs before the Closing Date. The Fund will continue to accept subsequent investments until the Liquidation Date, except that subsequent investments made by check no longer will be accepted after November 4, 2022.

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